[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.16

FRAMEWORK AGREEMENT

THIS FRAMEWORK AGREEMENT is made this fifteenth day of December, 2004 (this “Framework Agreement”)

Between

Philips Electronics Hong Kong Limited – Mobile Display Systems, having its office situated at Unit 207 to Unit 221 of the 2nd floor of Building 7, Phase One of Hong Kong Science Park, Pak Shek Kok, New Territories, Hong Kong, for the purpose hereof also acting for the benefit of the Mobile Display Systems of the Philips Semiconductors Division which forms part of the Philips Companies (“Philips”),

And

Leadis International Limited, a corporation, having its office at United 4712 47/Floor, The Centre, 99 Queen’s Road, Central, Hong Kong, China (“Leadis”).

Philips and Leadis are hereinafter referred to collectively as “Parties” and individually as “Party”.

WHEREAS:

(A)	Philips is active in the field of design, development, manufacture and sale of a wide range of liquid crystal display products for telephone applications, automotive applications, Smart Handheld applications and/or other applications, through its Philips Semiconductors Product Division that has worldwide activities through the Philips groups of companies.

(B)	Leadis is engaged in and has considerable experience in the business of providing Products (as hereinafter defined) and is willing to supply such Products to Philips and its Affiliates (as hereinafter defined), on mutually agreed terms and conditions.

(C)	Philips and Leadis therefore wish to establish such agreed terms and conditions which shall be applicable, unless otherwise subsequently agreed between the Parties, to all Purchase Orders (as hereinafter defined) placed by Philips or its Affiliates with Leadis or its Affiliates for the delivery of Products during the term of this Framework Agreement.

(D)	Subject to the terms and conditions of this Framework Agreement, Leadis is willing to fulfill Philips’ and its Affiliates’ Purchase Orders during the term of this Framework Agreement.

(E)

Philips and Leadis are also negotiating the terms and conditions of a (VMI) Logistics Agreement pursuant to which Leadis would supply Products to a designated warehouse (referred to as the “VMI Hub”) managed by Philips or a third-party logistics services provider. If and when the parties enter into the (VMI) Logistics Agreement, certain terms

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and conditions of this Framework Agreement are intended to apply to Products supplied to Philips by Leadis under the (VMI) Logistics Agreement.

THEREFORE, upon the following mutually agreed terms and conditions, the Parties agree as follows:

1.	General Definitions

1.1	“Affiliate” shall mean:

(a)	in relation to Philips, any legal entity in which and to the extent that activities of the worldwide Philips Mobile Display Systems are conducted, and that now and hereafter Koninklijke Philips Electronics N.V., or in which Koninklijke Philips Electronics N.V. directly or indirectly, controls or is controlled or is under the common control with (but only as long as such control exists);

(b)	in relation to Leadis, any legal entity that now or hereafter Leadis, directly or indirectly, controls or is controlled by or is under common control with (but only as long as such control exists).

A list of Philips’ Affiliates is provided in Annex 1a; a list of Leadis’ Affiliates is provided in Annex 1b.

The Parties may also agree in writing that a company, firm or legal entity that does not meet the criteria set forth above will nevertheless be deemed to be an Affiliate of a Party for purposes of this Framework Agreement.

For purposes of this definition of the term Affiliate, “control” of a legal entity means holding more than fifty percent (50%) of the voting power of the issued and outstanding capital stock, share capital, partnership units, or other equity interests of such legal entity, having the power to appoint a majority of the board of directors of such legal entity, or otherwise having the power to direct the activities of such legal entity.

1.2	“Defect” means a failure of a Product to substantially conform to Leadis’ specifications for such Product.

1.3	“Effective Date” shall mean the day and year first written above.

1.4	“Epidemic Defect” shall mean a Defect that appears in more than [ * ] percent ([ * ]%) of the Products delivered by Leadis (or a Leadis Affiliate) to Philips or Participants within any [ * ].

1.5	“Framework Agreement” shall mean the main body of this document and shall include any and all Annexes to this Framework Agreement.

1.6	“Local Agreement” shall mean a written agreement between a Participant and a Leadis Affiliate that incorporates the terms and conditions of this Framework Agreement and

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

pursuant to which the Participant may place Purchase Orders for the Products with the Leadis Affiliate. Unless the Parties agree otherwise, each Local Agreement will be in substantially the form attached as Annex 2 hereto.

1.7	“Participant” shall mean any Affiliate of Philips that places a Purchase Order with Leadis or a Leadis Affiliate in accordance with this Framework Agreement or any applicable Local Agreement. The Parties may also agree in writing that a company, firm or legal entity that is not a Philips Affiliate will nevertheless be deemed to be a Participant for purposes of this Framework Agreement.

1.8	“Products” means the goods sold by Leadis (or a Leadis Affiliate) to Philips or Participants under this Framework Agreement. The Products currently available for sale under this Framework Agreement (as of the Effective Date) are listed on Annex 1. Annex 1 may be updated from time to time by written agreement of the Parties.

1.9	“Purchase Order” shall mean an order to buy Products issued in accordance with this Framework Agreement by Philips or a Participant to Leadis or a Leadis Affiliate. In the event of any conflict between this Framework Agreement and a Purchase Order, this Framework Agreement will take precedence.

1.10	“Requested Delivery Date” shall mean the date Philips or a Participant requests delivery of the Products, subject to Leadis’ leadtimes as provided in Annex 1.

1.11	“Specifications” shall mean the functional requirements, specifications and other requirements agreed to by the Parties for Products designed specifically for Philips that are not sold to any other customer.

1.12	The Annexes hereto shall be and form an integral part of this Framework Agreement.

2.	Scope of Framework Agreement

2.1	This Framework Agreement establishes the Parties’ agreement whereby with regard to the placing of Purchase Orders by Philips or Participants with Leadis or a Leadis Affiliate, each Purchase Order shall be deemed to have incorporated all the terms of this Framework Agreement. The Parties may agree to modify the terms of this Framework Agreement in accordance with Article 24.10.

2.2

Therefore, the Parties intend that in accordance with this Framework Agreement, Philips and Participants may from time to time issue Purchase Orders to Leadis (or a Leadis Affiliate) for the supply and delivery of Products and Leadis (or the Leadis Affiliate, as the case may be), in its sole discretion, may accept or reject each Purchase Order pursuant to Article 3.3. If Leadis (or the Leadis Affiliate) accepts the Purchase Order, Leadis hereby undertakes to supply and deliver such Products to Philips or the Participant in accordance with the Requested Delivery Date, subject to Article 5.1. Any such Purchase Order accepted by Leadis (or the Leadis Affiliate) shall establish a direct contractual relationship on the terms of this Framework Agreement (and the applicable

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Local Agreement, if any), between Philips (or the Participant) on the one hand and Leadis (or the Leadis Affiliate) on the other hand.

2.3	Notwithstanding anything to the contrary in this Framework Agreement, this Framework Agreement does not constitute an obligation on the part of Philips (or any Participant) to purchase Products, or an obligation on the part of Leadis (or any Leadis Affiliate) to sell Products.

3.	Purchase Orders and Confirmation

3.1	Purchase Orders for Products may be submitted by Philips (or a Participant) to Leadis (or a Leadis Affiliate) by fax email or any other agreed transmission mechanism.

3.2	A Purchase Order issued hereunder by Philips (or a Participant) to Leadis (or a Leadis Affiliate) shall include the following information:

•	12 NC (Numeric Code) of Products;

•	Type name of the product;

•	Quantities;

•	Requested Delivery Date(s);

•	Product price (for each Product ordered)

•	signature by an authorized representative of Philips or the Participant

3.3	Leadis (or the Leadis Affiliate that receives the Purchase Order) will review and accept or reject each Purchase Order placed in accordance with this Framework Agreement within five (5) business days after receipt of the Purchase Order. No Purchase Order will be deemed accepted until Leadis (or the Leadis Affiliate) has provided Philips (or the Participant) with a written acceptance, which shall include a reference to this Framework Agreement or if necessary, state any deviations from the information provided in the Purchase Order. If such Purchase Order acceptance deviates from the Purchase Order, and Philips (or the Participant) objects to such deviations in writing within five (5) business days from the date it receives the acceptance, neither Party (nor any Participant or Leadis Affiliate) will have any obligation under such Purchase Order. In the absence of such objection, the Purchase Order is binding on both Parties (or the Participant and Leadis Affiliate, as the case may be) as provided in Leadis’ (or the Leadis Affiliate’s) Purchase Order acceptance. For the avoidance of doubt and without prejudice to Article 3.6 hereinbelow, the Parties hereby agree that to the extent Purchase Orders contain or purport to impose either Party’s (standard) terms and conditions of purchase or sale, they are of no effect and thereby not binding on either Party.

3.4	Leadis (or the Leadis Affiliate) shall supply and deliver to Philips (or the Participant) the Products, in accordance with the terms and conditions set forth in the applicable Purchase Order (except for any preprinted standard terms and conditions of purchase or sale), Leadis’ (or the Leadis Affiliate’s) Purchase Order acceptance, and this Framework Agreement and any applicable Local Agreement.

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.5	Leadis shall state on each Purchase Order acceptance as well as on any invoice which Products ordered or invoiced thereby are subject to certain (and which) export or import regulations, by indicating the Export Control Classification Number (ECCN).

3.6	No conditions other than as set forth in this Framework Agreement and any applicable Local Agreement, including any standard, general or pre-printed terms and conditions either on the front or back of any Purchase Order or Purchase Order acceptance or otherwise made available or referred to by any of the Parties, as the case may be, shall apply to the purchase and sale of Products under this Framework Agreement, and any Purchase Order pursuant thereto, unless otherwise agreed in writing signed by both Parties.

3.7	Except as may be otherwise provided in the (VMI) Logistics Agreement, if Philips or any Participant prepares and delivers to Leadis (or a Leadis Affiliate) a forecast or other indication of its requirements and anticipated Purchase Orders, such forecast or indication shall not be binding upon either Party (or any Participant or Leadis Affiliate), but shall be given to assist Leadis and its Affiliates in anticipating such requirements with timely and adequate production activities. However, Philips is aware that Leadis does not operate its own manufacturing facility, thus even the provisioning of forecasts to Leadis and its Affiliates does not and cannot guarantee that Leadis and its Affiliates will have sufficient capacity to meet anticipated or expected requirements.

3.8	It is understood that Leadis’s and its Affiliates’ supply of Products requires leadtimes as specified per Product in Annex 1. Philips understands that Leadis and its Affiliates cannot deliver Products in advance of those leadtimes, unless otherwise agreed by the Parties in a written document signed by authorized representatives of both Parties. To the extent a Purchase Order contains a Requested Delivery Date sooner than the leadtimes listed in Annex 1, the delivery date will be automatically extended to take into account the leadtimes as provided in Annex 1, which will become the new Requested Delivery Date. Such a change in the delivery date, whether or not indicated in Leadis’s (or the Leadis Affiliate’s) Purchase Order acceptance, is not a deviation subject to Article 3.3. To the extent Annex 1 is silent regarding standard leadtimes, the standard leadtime shall be twelve (12) weeks.

4.	Delivery Terms, Prices, Discounts and Payment Terms

4.1

In this Article 4 and as provided elsewhere in this Framework Agreement, Philips and Leadis have agreed upon the delivery terms, prices, discounts and payment terms which apply as from the Effective Date of this Framework Agreement and against which Philips and Participants may order Products from Leadis and Leadis Affiliates, as well as the period of validity of such conditions, all as specified in Annex 1 hereto, which may be amended from time to time by mutual agreement between the Parties in accordance with the provisions of this Framework Agreement. Annex 1 and any amendment thereof shall be valid only when duly signed by duly authorized representatives of the Parties. The prices, discounts and other terms agreed upon will be reviewed by Parties at least once a year. Notwithstanding the foregoing, if the Parties enter into a (VMI) Logistics Agreement, the (VMI) Logistics Agreement will establish the delivery terms and payment

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

terms which apply to Products supplied to Philips under the (VMI) Logistics Agreement and the delivery terms and payment terms set forth in this Framework Agreement shall not apply to Products supplied to Philips under the (VMI) Logistics Agreement.

4.2	The initial price of the Products (as of the Effective Date) shall be as set forth in Annex 1. These prices may be changed only by written agreement signed by authorized representatives of both Parties. The prices applicable to a Purchase Order will be the prices in effect at the time the Purchase Order is accepted by Leadis (or a Leadis Affiliate), except that any price increase will not apply to any Purchase Order placed before the Parties agreed to the increase, unless the Parties agree otherwise in writing. If either Party requests in writing that the price of a particular Product be renegotiated, the Parties shall commence good faith negotiations to agree on the price for such Product.

4.3	In the event of unforeseen circumstances affecting either Party, the Parties will jointly review the situation and attempt to find a solution reasonably acceptable to both Parties. Leadis resolves to make a good faith effort to offer Philips and Participants prices for the Products that are competitive with the prices charged by Leadis to other customers (if any) for similar quantities of products of like kind and quality.

5.	Shipment and Delivery

5.1	Leadis shall use reasonable commercial efforts to deliver the Products on the Requested Delivery Dates and shall use its reasonable commercial efforts to accommodate any reasonable request by Philips to reschedule Requested Delivery Dates, or to amend other already agreed delivery terms, subject to Article 5.8.

5.2	Upon Philips’ or a Participant’s request, Leadis or Leadis Affiliate shall within a reasonable time provide information in writing concerning the status of any Purchase Order, shipments due and payments and such other items relating to the business flow between Leadis (and its Affiliates) and Philips (and Participants) as Philips may request. Leadis will inform Philips without undue delay when Leadis anticipates constraints on its capacity to supply Products as ordered by Philips and Participants.

5.3	The latest version of the INCOTERMS as issued by the International Chamber of Commerce, Paris, France, shall apply to the interpretation of the delivery terms mentioned in Annex 1 or elsewhere in this Framework Agreement, the applicable Local Agreement (if any) or Purchase Order. Except as may be otherwise provided in the (VMI) Logistics Agreement (if any) or otherwise agreed by the Parties, in a written document signed by authorized representatives of both Parties, the Products shall be delivered and priced Ex-Works (INCOTERMS, 2000), Leadis’s point of shipment (which, as of the Effective Date, is specified in Annex 1).

5.4

Leadis (and its Affiliates) may deliver the Products up to [ * ] business days, but no more than [ * ] business days, prior to the Requested Delivery Date. If such delivery is made more than [ * ] business days prior to the Requested Delivery Date, Philips and Participants shall not be liable for any costs caused by or related to production,

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

installation, assembly, commissioning or any other work related to such Products prior to delivery, except as expressly agreed to by Philips or a Participant.

5.5	Leadis shall pack, mark and ship the Products in accordance with industry practices, subject to any reasonable and specific packaging and marking requirements provided to Leadis by Philips in writing at least five (5) business days before the Requested Delivery Date.

5.6	Leadis shall include one (1) copy of the packing slip with each delivery or shipment to Philips or a Participant, and this packing slip shall contain the following information at a minimum:

•	Reference to Purchase Order;

•	Description of Product;

•	Numbers of containers, sizes and quantities;

•	Authorizing Personnel.

Leadis shall further include such additional information as is reasonably requested by Philips in order to ensure correct payment, accountability, and traceability to a particular invoice.

5.7	Except in the case of a notified excusable delay as referred to in Article 8 hereinbelow, should Leadis fail to deliver Products within [ * ] business days of a Requested Delivery Date, Philips (or the Participant that placed the Purchase Order) shall have the exclusive remedy of:

(i)	the right to request Leadis (or the Leadis Affiliate) to re-schedule the delivery (at Leadis’s or the Leadis Affiliate’s cost) of the affected Products by another transportation mode (namely from sea freight to airfreight, or from airfreight to courier), and

(ii)	the right to cancel the relevant Purchase Order (or a part thereof); and

(iii)	the right to have Supplier pay or reimburse the actual costs incurred by Philips in arranging expedited freight and reasonable emergency measures resulting from such failure. The Parties agree to determine in good faith the actual amount of such costs (which will not exceed [ * ] percent ([ * ]%) of the purchase price of the Products in question) to be borne by Leadis.

5.8

Philips (or the Participant that placed the Purchase Order) may postpone up to [ * ] percent ([ * ]%) of the units specified in a Purchase Order for up to [ * ] days if Leadis (or the Leadis Affiliate that received the Purchase Order) receives Philips’ (or the Participant’s) written notice of postponement at least [ * ] days prior to the Requested Delivery Date indicated in the Purchase Order. Philips (or the Participant that placed the Purchase Order) may postpone up to [ * ] percent ([ * ]%) of the units specified in a Purchase Order for up to [ * ] days if Leadis (or the Leadis Affiliate that received the Purchase Order) receives Philips’ (or the Participant’s) written notice of postponement

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

between (and including) [ * ] and [ * ] days prior to the Requested Delivery Date indicated in the Purchase Order. Philips and Participants are not subject to any limitations regarding postponement of Purchase Orders if Leadis (or the Leadis Affiliates that received the Purchase Order) receives Philips’ (or the Participant’s) notice of postponement more than [ * ] days prior to the shipment date indicated in the Purchase Order. Philips and Participants may not postpone Requested Delivery Date for any Purchase Order, or any portion of a Purchase Order, for more than [ * ].

5.9	In all cases, Philips (or the Participant that placed the Purchase Order) will be subject to a cancellation fee equal to [ * ] percent ([ * ]%) of the total amount of the Purchase Order if Leadis (or the Leadis Affiliates that received the Purchase Order) receives Philips’ (or the Participant’s) notice of cancellation [ * ] or fewer days prior to the Requested Delivery Date indicated in the Purchase Order. Philips (or the Participant that placed the Purchase Order) will be subject to a cancellation fee equal to [ * ] percent ([ * ]%) of the total order amount if Leadis (or the Leadis Affiliates that received the Purchase Order) receives Philips’ (or the Participant’s) notice of cancellation on any day between (and including) [ * ] days and [ * ] days prior to the Requested Delivery Date indicated in the Purchase Order. Philips (or the Participant that placed the Purchase Order) is not subject to a cancellation fee if Leadis (or the Leadis Affiliates that received the Purchase Order) receives Philips’ (or the Participant’s) notice of cancellation more than [ * ] days prior to the Requested Delivery Date indicated in the Purchase Order.

6.	Type Approval, Quality Performance and Inspection; Acceptance

6.1	Without prejudice to any inspection arrangement specified or referred to elsewhere in this Framework Agreement, any applicable Local Agreement or Purchase Order, it is agreed that each first sample Product to be delivered pursuant to this Framework Agreement, any applicable Local Agreement or Purchase Order may be checked by or for Philips or the Participant that ordered the Product for the purpose of type approval. The provisions of this Article 6.1 apply only if Leadis is delivering Products manufactured exclusively for Philips. Such exclusivity must be explicitly indicated on Annex 1.

6.2	Products to be supplied by Leadis (or a Leadis Affiliate) to Philips (or a Participant) pursuant to this Framework Agreement (or a Local Agreement) shall be checked and tested by Leadis, the Leadis Affiliate or by Leadis’s subcontractors or suppliers using industry standard practices. Leadis shall keep records of these results for at least two (2) years after delivery of the Products in question and shall provide copies of these records to Philips upon Philips’ request. Any copies of these records provided to Philips will be considered confidential information of Leadis pursuant to Article 20.

6.3

Philips (or the Participant that ordered the Products) shall have the right to inspect the Products upon delivery. Payment, inspection or type approval of any Products by Philips or the Participant shall not relieve Leadis of any of its obligations under this Framework Agreement, any applicable Local Agreement or Purchase Order, nor shall any such payment, inspection or type approval constitute acceptance or approval of any Products or constitute or operate as a waiver of any defect, nonconformity or any rights or remedies available under this Framework Agreement, any applicable Local Agreement,

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any Purchase Order or at law. Notwithstanding the foregoing, Philips or the Participant that ordered the Products will be deemed to have finally accepted the Products upon delivery unless Philips or the Participant sends to Leadis, within five (5) days of the date of delivery, a written notice of rejection or nonconformity.

7.	Invoicing and Payment Terms

7.1	Leadis’s (or its Affiliate’s) invoice may first be issued upon shipment of the Products in accordance with this Framework Agreement, any applicable Local Agreement and the relevant Purchase Order. Subject to acceptance of the Products by Philips or the Participant that ordered the Products, payment shall be made (upon a properly submitted invoice) at the [ * ] following the date of delivery (e.g., if the Products are shipped in April, payment will be due by [ * ]) or, commencing July 1, 2005, at the [ * ] following the date of delivery. Invoices shall be submitted in duplicate, and shall contain the following information:

•	Reference to this Framework Agreement and any applicable Local Agreement;

•	Reference to the Purchase Order;

•	Description of Products and unit price; and

•	Total amount (including any applicable taxes, shipping and handling charges, and other expenses) payable to Leadis. or the Leadis Affiliate.

7.2	All payments will be made to Leadis International Limited (or, in the case of Products sold pursuant to a Local Agreement, the Leadis Affiliate that is a party to such Local Agreement) in U.S. dollars, free of any currency controls or other restrictions. Payment shall be made by wire transfer to Leadis’s bank accounts using write transfer instructions provided by Leadis. All amounts not paid when due will accrue interest from the due date until paid at the lower of [ * ] percent ([ * ]%) per month or the highest rate permissible by applicable law. Philips and Participants shall have no right to set off any amounts owed by Leadis or Leadis Affiliates to Philips or Participants against amounts owed by Philips or Participants to Leadis or Leadis Affiliates. Leadis acknowledges and agrees that any debt of Philips or a Participant to Leadis or Leadis Affiliates may be paid on behalf of Philips or the Participant by any third party designated by Philips or the Participant, if such payment is specifically described as such. Leadis will treat such payment as if it were made by Philips or the Participant itself and Philips’ or the Participant’s debt to Leadis will automatically be satisfied and discharged for the amount paid by such third party.

7.3	All prices listed in Annex 1 and as provided on any accepted Purchase Order are exclusive of all taxes and duties and do not include shipping and handling costs and insurance costs. Leadis and its Affiliates are not responsible for any such costs or charges. Any taxes or duties which Leadis or any of its Affiliates is obligated under applicable law to collect on sale of the Products will be stated separately on the invoice and will be paid to Leadis or its Affiliate by Philips or the Participant that purchased the Products.

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.	Excusable Delay

8.1	A failure in the performance of this Framework Agreement, any applicable Local Agreement or any Purchase Order cannot be imputed to either Party (or the parties to the Local Agreement or Purchase Order, as the case may be) if such failure is caused by Force Majeure as defined in Article 8.3. In case of such a failure, the performance of the relevant part of the Purchase Order will be suspended and neither Party (nor any party to the Local Agreement or Purchase Order) will be liable to the other Party (or any other party thereto) for any damages or indemnification.

8.2	The affected Party will notify the other Party on the occurrence of such failure and the estimated duration as soon as possible. In the event the suspension has lasted for thirty (30) consecutive calendar days or as soon as it is established that the suspension will last for at least thirty (30) consecutive calendar days, either Party is entitled to terminate partially or in whole the Purchase Order without being held liable to any indemnity whatsoever towards the other Party. The non-terminating Party will likewise not be held liable for any indemnity whatsoever towards the other Party.

8.3	The expression “Force Majeure” shall mean and include circumstances or occurrences beyond one Party’s reasonable control (except for the payment of money owed) - whether or not foreseeable at the time of the Purchase Order or the confirmation thereof - in consequence of which one Party cannot reasonably be required to execute its obligations under the Purchase Order. Such circumstances or occurrences include but are not restricted to: acts of God, war, terrorism, civil war, insurrections, fires, floods, epidemics, allocation regulations or strikes, labor disputes, shortages of or inability to obtain energy, raw materials or supplies, governmental regulations and freight embargoes.

9.	Warranty

9.1

Leadis warrants that, for a period of [ * ] after delivery to Philips, the Products will (i) substantially conform to Leadis’s specifications and (ii) be free from defects in material and workmanship (“Limited Warranty”). As Leadis’s and its Affiliates’ sole liability and the sole and exclusive remedy of Philips and Participants for any breach of the Limited Warranty by Leadis (or the Leadis Affiliate): (a) Leadis (or the Leadis Affiliate) will, after consultation with Philips, at Leadis’s expense, repair, replace or refund the purchase price paid by Philips (or the Participant) to Leadis (or the Leadis Affiliate) for any Product that does not comply with the Limited Warranty and that Philips (or the Participant) returns to Leadis (or the Leadis Affiliate) during the warranty period (it being understood and agreed that transportation and related shipping costs for Products returned to Leadis under a valid warranty claim shall be borne by Leadis, and transportation and related shipping costs for Products returned to Leadis that are not under a valid warranty claim shall be borne by Philips); and (b) Leadis shall pay for the labor costs incurred by Philips in sorting and handling the defective Products together with the related warehouse and storage costs for the defective Products (it being understood and agreed that the Parties will determine in good faith the actual amount of such costs (which will not exceed [ * ] percent ([ * ]%) of the purchase price of the Products in question) to be

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

borne by Leadis). Replacement Products will be warranted for the remainder of the original warranty period or [ * ], whichever is longer. Philips (or the Participant) must obtain a Return Materials Authorization number from Leadis (or the Leadis Affiliate) prior to returning any Products to Leadis (or the Leadis Affiliate). Any Product returned by Philips (or the Participant) that does not breach the Limited Warranty, will be shipped back to Philips (or the Participant), at Philips’ (or the Participant’s) expense.

9.2	Leadis and its Affiliates will have no obligation under the Limited Warranty to the extent any Product defect or nonconformity results from or is otherwise attributable to: (i) negligence, accident, misuse, or abuse of the Products; (ii) use of the Products other than in accordance with Leadis’s published specifications; (iii) modifications, alterations or repairs to the Products made by Philips, a Participant, or any party other than Leadis, a Leadis Affiliate, or an agent of Leadis or a Leadis Affiliate; (iv) any failure by Philips, a Participant or a third party to comply with environmental and storage requirements for the Products specified by Leadis, including, without limitation, temperature or humidity ranges; or (v) use of the Products in combination with any third-party devices or products that have not been provided or recommended by Leadis.

9.3	If Philips or a Participant experiences a Defect rate of more than [ * ] percent ([ * ]%) per wafer lot, Philips or the Participant shall promptly notify Leadis in writing so that Leadis may urgently attempt to identify the source or cause of the Defect and take corrective action. If the Defect rate remains higher than [ * ] percent ([ * ]%) per wafer lot for more than [ * ] days after Philips or the Participant notifies Leadis of the problem, Philips and the Participants will promptly take steps to mitigate the damages caused by the Defects, including suspending further use of the defective Products until Leadis is able to identify the source or cause of the Defect and take corrective action accordingly. If the Defect reported by Philips or a Participant results in an Epidemic Defect, Leadis will, as the sole liability of Leadis and its Affiliates and as the sole and exclusive remedy of Philips and the Participants, grant to Philips and the Participants a credit toward amounts owed under this Framework Agreement for the purchase of Products. The amount of such credit will be negotiated by the Parties in good faith based on the costs incurred by Philips as a direct result of the Epidemic Defect (including but not limited to the cost of modules that are damaged or destroyed because of the defective Products, but not including any indirect, incidental or consequential damages, losses, costs or liabilities) and will be reviewed by the Parties together at least semi-annually. Once the amount of the credit has been determined and the credit has been granted, Philips and Participants may apply the credit to reduce, dollar-for-dollar, amounts owed to Leadis and its Affiliates pursuant to invoices under Section 7.1 for any Products (not just the Products that caused the Epidemic Defect) until the full amount of the credit has been exhausted.

9.4

THE WARRANTIES SET FORTH IN THIS FRAMEWORK AGREEMENT ARE IN LIEU OF, AND LEADIS AND ITS AFFILIATES SPECIFICALLY DISCLAIM, ANY AND ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT, AND ANY WARRANTIES ARISING OUT OF COURSE OF

DH / GB

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEALING OR USAGE OF TRADE. PHILIPS ACKNOWLEDGES AND AGREES THAT THE PRODUCTS HAVE NOT BEEN DESIGNED, TESTED OR MANUFACTURED FOR USE IN APPLICATIONS WHERE THE FAILURE, MALFUNCTION OR INACCURACY OF THE PRODUCTS CARRIES A RISK OF DEATH OR SERIOUS BODILY INJURY OR DAMAGE TO TANGIBLE PROPERTY, INCLUDING, BUT NOT LIMITED TO, NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR COMMUNICATION, EMERGENCY SYSTEMS, OR OTHER APPLICATIONS WITH A SIMILAR DEGREE OF POTENTIAL HAZARD.

9.5	The provisions of this Article 9 will survive the expiration or termination for whatever cause of this Framework Agreement.

10.	Discontinued Products

10.1	Notwithstanding Leadis’s obligations under Article 10.4, Leadis agrees that if production of any Product covered by this Framework Agreement or any Local Agreement is to be permanently discontinued (“Discontinued Product”) at any time during the term of this Framework Agreement, Leadis will endeavor to provide Philips, for Products that Philips has ordered in the preceding [ * ] or such period as may be otherwise agreed by the Parties in writing), with a written notice at least [ * ] prior to the time Leadis will accept final orders, whose Requested Delivery Date may be as late as [ * ] after such time. No Purchase Order accepted by Leadis or a Leadis Affiliate after Leadis has given such written notice to Philips may be cancelled or postponed by Philips or any Participant for any reason.

10.2	During the notice period referred to under Article 10.2, Leadis and its Affiliates shall accept the Purchase Orders from Philips and Participants for the Discontinued Products as priced in this Framework Agreement, unless the terms of the Purchase Order are inconsistent with those provided in this Agreement. Leadis or its Affiliate shall not have any other basis for rejecting such Purchase Orders.

10.3	Leadis guarantees that Products will be available for sale to Philips and Participants for a period of at least [ * ] or such period as may be otherwise agreed by the Parties in writing from the date of first mass production delivery [ * ], unless another period has been expressly specified in Annex 1.

11.	Trademarks and Markings

11.1	Each Party hereto acknowledges the other Party’s rights in and to said other Party’s trademarks, tradenames or other indications and the manufacture and supply of Products and packing with said trademarks, tradenames or other indications shall not be considered as giving either Party any right to the other Party’s trademarks, tradenames or other indications or similar trademarks, tradenames or other indications.

DH / GB

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.	Indemnification

12.1	Leadis shall defend at its own expense any third-party suit or action against Philips, any Participant, or any of their permitted successors and assigns (collectively, the “Indemnified Parties”), and pay all resulting liabilities, losses and damages awarded against the Indemnified Parties in a final judgment of such suit or action and all costs and expenses (including reasonable attorney’s fees) incurred by the Indemnified Parties in connection with such suit or action, to the extent that the suit or action is based upon a third party’s claim that the Products constitute infringement or violation of any valid patent or copyright of such third party, provided that the Indemnified Parties: (i) notify Leadis promptly in writing of the claim; (ii) give Leadis sole control of the defense and any related settlement of the claim; and (iii) give Leadis, at Leadis’s expense, all reasonable information, assistance and authority in connection with the defense and settlement of the claim. Leadis will not be obligated to indemnify Philips or any Participant with respect to any settlement or compromise that Philips or a Participant enters into without Leadis’ express prior written consent.

12.2	Without prejudice to the above, in the event that the Products are found to be infringing or may possibly be found to be infringing, Leadis may after good faith consultation with Philips, at its option do any of the following: (i) procure the right for Philips to continue to use the Products at no extra cost to Philips, (ii) replace the Products with non-infringing Products of comparable or better functionality, or (iii) accept the return of the Products and refund the purchase price paid to Leadis by Philips for the Products.

12.3	Leadis will have no obligation under this Article 12 for any infringement or similar claim to the extent that it results from, and Philips will indemnify and hold harmless Leadis for any infringement or similar claim arising from or related to: (i) the combination, operation or use of a Product with or in equipment, products, or processes not provided by Leadis and not approved by Leadis for use with the Product; (ii) modifications to a Product not made by Leadis; (iii) Leadis’ compliance with Philips’ Specifications (where the Specifications, and not Leadis’s particular implementation of the Specifications, were the primary cause of the infringement); or (iv) use of a Product in any manner for which it was not designed to be used.

12.4	The provisions of this Article 12 will survive the expiration or termination for whatever cause of this Framework Agreement.

12.5	LEADIS’S OBLIGATIONS UNDER THIS ARTICLE 12 ARE SUBJECT TO THE LIMITATIONS On LEADIS’S LIABILITY IN ARTICLE 24.1.

12.6	THE FOREGOING PROVISIONS OF THIS ARTICLE 12 SET FORTH LEADIS’S SOLE AND EXCLUSIVE LIABILITY AND OBLIGATIONS AND PHILIPS’ SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIMS OF INFRINGEMENT OR VIOLATION OF INTELLECTUAL PROPERTY RIGHTS OR PROPRIETARY RIGHTS OF ANY KIND.

DH / GB

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13.	Compliance with Laws

13.1	Each Party represents and warrants to the other Party that it is legally authorized to enter into this Framework Agreement and Purchase Orders. Each Party further represents and warrants that it shall comply with all applicable rules, regulations and laws in the sale of the Products, including but not limited to such matters as environmental, export control, health and safety laws. Each Party will assist the other Party by providing evidence of its compliance or such information necessary to assist the other Party to comply with same.

14.	Export Control

14.1	Leadis shall obtain all international and national export licenses or similar permits required to comply with export control laws and regulations unless otherwise mutually agreed in writing by the Parties. Uncured violation of export control rules by Leadis gives Philips the right to terminate this Framework Agreement as set forth in Article 17.2 hereinbelow and shall further give Philips the right to terminate any applicable Purchase Order as set forth in Article 17.2. Leadis will cooperate in informing Philips or their customers whether or not the Products are U.S. controlled and/or controlled under the export control laws of its country, and indicate the Export Control Classification Number (ECCN) when applicable in accordance with Article 3.5.

15.	Ownership of Intellectual Property Rights

15.1	Apart from the rights conferred upon the purchaser by operation of the patent exhaustion doctrine upon the authorized and unconditional sale of a product, nothing in this Framework Agreement or any Purchase Order shall be construed as conferring upon either Party any right or interest in any intellectual property of the other Party.

15.2	This Framework Agreement is not intended to cover any development of the Products. Any custom development undertaken by Leadis for Philips will be the subject of a separate agreement, which will address, among other things, the quantum and apportionment of non-recurring engineering costs incurred in connection with such development work.

16.	Drawings, Tools And Materials [Intentionally Omitted]

17.	Term; Termination

17.1

This Framework Agreement enters into force on the Effective Date and shall remain in force until December 31st, 2005 (“Term”). This Framework Agreement shall be automatically renewed for successive periods of one (1) year, unless terminated by either Party by notice given in writing by means of communication ensuring evidence and date of receipt (e.g. registered mail with return receipt or special courier), not less than three (3) months before the date of expiry. The Parties may agree in writing on longer periods of notice. Without prejudice to the foregoing, no later than two (2) months before the end of the Term of this Framework Agreement, the Parties shall commence

DH / GB

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good faith discussions concerning the extension of this Framework Agreement for an additional period and with such modifications, additions, or deletions as the Parties may agree upon. Any such agreement shall be binding on the Parties only if it is in writing and signed by both Parties.

17.2	This Framework Agreement and any Purchase Order may be terminated immediately by either Party (“Terminating Party”) without further written notice to the other Party in the event: (i) the other Party materially breaches this Framework Agreement and does not remedy such breach within thirty (30) days following written notice of such breach from the Terminating Party; (ii) insolvency or bankruptcy proceedings are instituted against the other Party, the other Party is liquidated or dissolved, any attachment is made over the assets over the other Party or on its behalf, or the other Party makes an unauthorized assignment for the benefit of creditors, without prejudice to any other rights or remedies available to the Terminating Party under this Framework Agreement, (including, without limitation, the right to seek damages). If this Framework Agreement is terminated or expires pursuant to this Article 17, all outstanding accepted Purchase Orders shall be completed pursuant to their terms and this Framework Agreement and any applicable Local Agreement. All Local Agreements shall immediately and automatically terminate upon the expiration or termination of this Framework Agreement.

17.3	Articles 1, 3-5 (but only to the extent any outstanding accepted Purchase Orders remain) 6-9, 12, 13, 15, 17-20, 22 and 24 of this Framework Agreement shall survive such dissolution, termination or expiration and any dissolution, expiration and/or termination of this Framework Agreement.

18.	Applicable Law and Jurisdiction

18.1	This Framework Agreement is governed by the laws of the State of California without reference to any conflict of laws principles that would require the application of the laws of any other jurisdiction. The Parties disclaim application of the United Nations Convention on Contracts for the International Sale of Goods.

18.2	The Parties shall in good faith attempt to settle between themselves any claim, dispute or controversy arising out of or in connection with this Framework Agreement. If not settled within thirty (30) days after they have arisen, such claim, dispute or controversy shall be brought exclusively in a court of competent jurisdiction, federal or state, located within the State of California, County of Santa Clara, and in no other jurisdiction.

19.	Notices

19.1	All notices, requests and demands given to or made upon the Parties hereto shall, except as otherwise specified herein, be in writing and be delivered or mailed, or facsimile (fax) copied to the Party.

19.2	Any notice, if mailed properly addressed, postage pre-paid, certified mail shall be deemed made on the certified date. Any fax or Purchase Order or confirmation thereof

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sent electronically shall be deemed delivered on the first business day immediately following the transmission date.

20.	Confidential Information

20.1	All data and information, be they of a commercial, technical or other nature, obtained from either Party, to the extent that such information is considered confidential, which the disclosing party will so indicate to the recipient Party (a) in the case of information disclosed in documentary or other tangible form, by labeling same as “Confidential”, “Proprietary” or the like, or (b) in the case of intangible disclosures, such as oral or visual, by confirming same as proprietary in writing within thirty (30) days, (i) shall be treated by the receiving Party in the same way as it treats confidential information generated by itself, but at least with not less than a reasonable degree of care (ii) shall not be used by the receiving Party otherwise than in connection with the implementation of this Framework Agreement, an applicable Local Agreement or any Purchase Order, respectively, and (iii) shall be divulged to such receiving Party’s personnel only as have a need to know.

20.2	Each receiving Party shall return aforesaid data and information on the disclosing Party’s request. The disclosed information shall remain the property of the disclosing Party and nothing contained in this Article 20 shall be construed as a grant of license to the receiving Party to make, use, or sell any products or services using confidential information of or as a license under any patents or other intellectual property rights covering same.

20.3	The commitment defined herein above shall continue during the period of this Framework Agreement and five (5) years thereafter, it being understood that these commitments shall cease if, but to the extent only, that confidential information:

(i)	is or becomes generally known or available to be public at large through no act or omission of the receiving Party;

(ii)	can be demonstrated to have been available to the receiving Party prior to disclosure or has thereafter been furnished to the receiving Party always without restriction as to the disclosure or use;

(iii)	can be demonstrated to have been independently developed by the receiving Party subsequent to disclosure without use of any confidential information received from the other Party;

(iv)	is furnished to others by the disclosing Party without similar restrictions to those herein contained as to the use or disclosure thereof;

(v)	is ascertained from a commercially available product; or

(vi)	is disclosed pursuant to administrative or judicial action, provided that the receiving Party shall use its best effort to maintain the confidentiality of the

DH / GB

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

confidential information by asserting in such action any applicable privileges and shall, immediately after receiving notice of such action, notify the disclosing Party thereof and give the disclosing Party the opportunity to seek any other legal remedies so as to maintain such confidential information in confidence.

20.4	If only a portion of the confidential information falls under any of the subsections, then only that portion of the confidential information shall be excluded from the use and disclosure restrictions of this Framework Agreement.

21.	Subcontracting

21.1	Leadis may subcontract any and all of its obligations, including but not limited manufacturing obligations, under this Framework Agreement or any Purchase Order to any third party or its Affiliates without the prior written consent of Philips. Leadis shall remain fully responsible and liable for the proper performance of its obligations under this Framework Agreement, subject to the provisions of Article 8.

22.	Continuity of Supply [Intentionally Omitted]

23.	Sustainability Declaration

23.1	Leadis shall make commercially reasonable efforts to comply with Philips’ sustainability requirements as specified in Annex 3 hereto, which Annex 3 may be updated by Philips from time to time. Leadis will also make commercially reasonable efforts (recognizing that Leadis does not own or operate its subcontractors, manufacturers or suppliers and its subcontractors, manufacturers and suppliers set their own business practices) to ensure that its subcontractors, manufacturers or suppliers also comply with these requirements. However, it will not be considered a breach of this Framework Agreement by Leadis, and Leadis will have no liability to Philips, if Leadis’s subcontractors, manufacturers or suppliers fail to comply with these requirements.

23.2	Upon the reasonable request of Philips, Leadis agrees to provide Philips with information regarding Leadis’s activities with respect to its compliance with this Article 23.

24.	Limitation of Liability; Disclaimer of Damages; General

24.1

TO THE MAXIMUM EXTENT ALLOWED UNDER APPLICABLE LAW, EACH PARTY DISCLAIMS LIABILITY FOR ANY OR ANY PUNITIVE, EXEMPLARY, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE, USE, PROFITS, DATA, OR GOODWILL) OR COSTS OF PROCURING SUBSTITUTE PRODUCTS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS FRAMEWORK AGREEMENT OR THE PURCHASE, SALE, USE, OPERATION OR PERFORMANCE OF THE PRODUCTS, WHETHER SUCH LIABILITY ARISES FROM ANY CLAIM BASED UPON CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY OR OTHERWISE, WHETHER OR NOT EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OR LOSS. THE LIMITATIONS AND DISCLAIMERS

DH / GB

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OF LIABILITY IN THIS ARTICLE 24.1 WILL SURVIVE AND APPLY EVEN IF ANY LIMITED OR EXCLUSIVE REMEDY SPECIFIED IN THIS FRAMEWORK AGREEMENT IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE. TO THE MAXIMUM EXTENT ALLOWED UNDER APPLICABLE LAW, IN NO EVENT WILL EITHER PARTY’S LIABILITY TO THE OTHER PARTY ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS FRAMEWORK AGREEMENT OR ANY APPLICABLE LOCAL AGREEMENT, FROM ALL CAUSES OF ACTION AND UNDER ALL THEORIES OF LIABILITY, EXCEED [ * ] SOLD TO PHILIPS AND PARTICIPANTS UNDER THIS FRAMEWORK AGREEMENT OR A LOCAL AGREEMENT [ * ] THE OCCURRENCE OF THE MOST RECENT EVENT GIVING RISE TO LIABILITY; PROVIDED, HOWEVER, THAT THIS LIMITATION WILL NOT APPLY TO THE OBLIGATIONS OF PHILIPS AND PARTICIPANTS TO PAY THE PURCHASE PRICE OF THE PRODUCTS OR ANY BREACH OF THOSE OBLIGATIONS.

24.2	Leadis shall provide adequate documentation with regard to the Products to be supplied, such as CE Certification, storage instructions, forwarding documents, and, at request, Certificate of Origin, and furthermore all data relating to relevant governmental regulations such as regarding import, export, safe handling, storage, use, and disposal of Products.

24.3	In case Leadis will introduce new Products, Leadis will consult with Philips if the new Products could be of interest to Philips in order to determine whether this Framework Agreement could be extended to said new Products as well, and if so, what prices and discounts will apply to such new Products.

24.4	Leadis shall not in any way use or apply the Philips Shield emblem or wordmark, Philips’ or any Participant’s name, or trademark, or any mark resembling them in advertisements, sales promotion, publicity or publications, nor in any other way, nor advertise or publish the fact that Leadis does business with Philips, unless with their prior written consent. Notwithstanding the foregoing, Leadis and its Affiliates may, without permission, use Philips’ name and mention this Framework Agreement when needed to comply with the laws of any jurisdiction (including but not limited to the securities laws of the United States). Philips acknowledges that this Framework Agreement may constitute a material contract for Leadis and its Affiliates which must be filed with the Securities and Exchange Commission of the United States.

24.5	This Framework Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns and legal representatives. Neither Party may assign or transfer its rights or obligations under this Framework Agreement, or any Purchase Order accepted by Leadis or a Leadis Affiliate hereunder, in whole or in part, without prior written consent of the other Party. However, Philips may assign this Framework Agreement to any of its Affiliates upon prior written notice to Leadis. Notwithstanding the foregoing, a successor in interest by merger, operation of law, assignment or otherwise of all or substantially all of a Party’s business or assets, shall acquire all rights and assume all obligations of such Party without the necessity of obtaining the other Party’s prior written consent. Any attempted assignment or transfer in violation of this paragraph will be null and void and of no effect.

DH / GB

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

24.6	If any provision of this Framework Agreement is unenforceable, such provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions will continue in full force and effect.

24.7	The construction and interpretation of the terms of any particular Purchase Order shall be made exclusively with reference to this Framework Agreement and any applicable Local Agreement.

24.8	The failure on the part of either Party or any party to a Local Agreement or Purchase Order to exercise, or any delay in exercising, any right or remedy hereunder shall not operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law.

24.9	Performance by the Parties under this Framework Agreement shall be as independent contractors. Nothing contained herein or done in pursuance of this Framework Agreement shall constitute the Parties entering upon a joint venture or partnership, or shall constitute either Party acting as the agent for the other Party for any purpose or in any sense whatsoever.

24.10	This Framework Agreement may be amended or supplemented only by a writing that refers specifically to this Framework Agreement and is signed by duly authorized representatives of both Parties.

24.11	This Framework Agreement may be executed in counterparts, each of which will be considered an original, but all of which together will constitute the same instrument. This Framework Agreement is prepared in the English language; any translation of this Framework Agreement into another language will not affect in any way the meaning or interpretation of this Framework Agreement.

24.12	This Framework Agreement and the Annexes hereto, all of which are incorporated by this reference, constitute the entire agreement between the Parties regarding the subject hereof and supersede all prior or contemporaneous agreements, understandings, and communication, whether written or oral.

IN WITNESS WHEREOF, the Parties have hereunder executed this Framework Agreement by their authorized representatives on the day and year first above written.

Philips Electronics Hong Kong Limited		Leadis International Limited

	/s/ GERRIT VAN DER BEEK		/s/ DANIEL HAUCK
Name:	Gerrit van der Beek	Name:	Daniel Hauck
Title:	General Manager Supply Base Mgt	Title:	VP Worldwide Sales

DH / GB

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Annex 1a

List of Philips’ Affiliate

Japan	Philips Japan Limited

Japan (Kobe factory)	Philips Mobile Display Systems Kobe K.K. (100% held by KPENV)

Netherlands (Herleen)	Philips Semiconductors B.V. (100% held by Philips Electronics Nederland B.V., which in turn is 100% held by KPENV)

China (Shanghaifactory)	Philips Electronic Components (Shanghai) Company Limited (90% held by PEC BV and 10% held by PCI. PCI is 100% held by PEC BV, which in turn is 100% held by KPENV)

Hong Kong (MDS Headquarters)	Philips Electronics Hong Kong Limited (100% held by PEC BV, which in turn is 100% held by KPENV)

U.K. (R&D Centre in Redhill)	Philips Electronics UK Limited

Note:

PEC BV: Philips Electronics China B.V.

PCI: Philips (China) Investment Co., Ltd.

KPENV: Koninklijke Philips Electronics N.V. (Royal Philips Electronics)

DH / GB

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Annex 1b

List of Leadis’ Affiliate

United States	Leadis Technology, Inc.

Cayman Islands	Leadis Technology Ltd. (100% owned by Leadis Technology, Inc.)

Korea	Leadis Technology Korea, Inc. (100% owned by Leadis Technology, Inc.)

DH / GB

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ANNEX 1

DESCRIPTION OF PRODUCTS

Products name and model:

LDS171, LDS171 and LDS176

Delivery term:

Program Dependent

LeadTime:

[ * ] Lead-time from Purchase Order

Price and validity period:

LDS171, $[ * ] for 2005

LDS172, $[ * ] for 2005

LDS176, $[ * ] for 2005

Current Point of shipment:

Taiwan

Philips Electronics Hong Kong Limited		Leadis International Limited

	/s/ GERRIT VAN DER BEEK		/s/ DANIEL HAUCK
Name:	Gerrit van der Beek	Name:	Daniel Hauck
Title:	General Manager Supply Base Mgt	Title:	VP Worldwide Sales

DH / GB

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX 2

FORM OF LOCAL AGREEMENT

LOCAL AGREEMENT PURSUANT TO FRAMEWORK AGREEMENT

BETWEEN PHILIPS ELECTRONICS HONG KONG LIMITED AND

LEADIS INTERNATIONAL LIMITED DATED [DATE]

This Local Agreement is made this [date] day of [month] 20[year] (this “Local Agreement”)

Between

PHILIPS…, a corporation organized and existing under the laws of [country] and with its registered address at [address][, for the purposes hereof also acting for, through and on behalf of its Philips Semiconductors Product Division that has worldwide activities through the Philips groups of companies] (“Philips”)

And

[NAME OF LEADIS AFFILIATE], a company incorporated in [country] and with its registered address at [address] (“XYZ”)

Philips and XYZ are hereinafter referred to collectively as “Parties” and individually as “Party”.

WHEREAS Philip Electronics Hong Kong Limited (“Philips Hong Kong”) and Leadis International Limited (“Leadis”) entered into a Framework Agreement dated [date] (“Framework Agreement”) for the purchase by Philips Hong Kong of certain products from Leadis and the parties thereto agreed that the terms and conditions of the Framework Agreement shall be incorporated into any local agreements made pursuant to the Framework Agreement.

NOW THEREFORE, upon the following mutual terms and conditions, the Parties agree as follows:

1.	The terms of the Framework Agreement shall be deemed incorporated mutatis mutandis into this Local Agreement in so far as the same do not conflict with the terms of this Local Agreement, and references to “this Local Agreement” shall mean and include the terms of the Framework Agreement so deemed incorporated.

2.	All terms beginning with capital letters that are not expressly defined in this Local Agreement shall have the same meaning as set forth in the Framework Agreement.

DH / GB

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3.	The term of this Local Agreement shall be [of the same as the Framework Agreement/ from [date] to [date]], unless earlier terminated in accordance with the termination provisions of the Framework Agreement.

4.	Philips may place Purchase Orders from time to time with XYZ. The rights and obligations of both Parties shall be derived from the Framework Agreement, this Local Agreement and such Purchase Orders. No other (standard) terms and conditions of either Party howsoever purportedly imposed (including any standard or preprinted terms and conditions on any Purchase Order) shall bind the Parties. Without prejudice to the foregoing, in the event of any conflict between this Local Agreement and the Framework Agreement, this Local Agreement shall prevail.

5.	Notwithstanding anything to the contrary in the Framework Agreement, this Local Agreement and all Purchase Orders placed by Philips with XYZ pursuant to this Local Agreement shall be governed by and construed in accordance with the laws of [country].

IN WITNESS WHEREOF, the Parties have hereunder executed this Local Agreement by their authorized representatives on the day and year first above written.

Signed for and on behalf of	)
PHILIPS..		)
by		)
		Name:	Name:
Title:		Title:

Signed for and on behalf of	)
)
by		)
		Name:	Name:
Title:		Title:

DH / GB

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ANNEX 3

SUSTAINABILITY REQUIREMENTS

GENERAL

Leadis is committed to act fairly and with integrity towards its stakeholders and is expected to comply with all applicable local rules and regulations.

ENVIRONMENT

Leadis shall have ISO14001 certification or a plan to become certified. Alternatively supplier must provide documented objective evidence of an operational environmental management system for ISO14001 or demonstrate equivalency that shows continual environmental improvement. Suppliers must comply with requirements of the respective Product Division, including banned/hazardous substances content.

HEALTH AND SAFETY

Leadis shall do all that is reasonable and practicable to:

•	Protect the health and safety of employees and contract labour and minimize any adverse work conditions;

•	Implement safe and healthful work practices to prevent injury, illness and property damage;

•	Minimize occupational exposures to potentially hazardous materials and unsafe work conditions by maintaining appropriate safety systems and effective controls;

•	Implement an emergency response program that addresses the most likely anticipated emergencies;

•	Train managers and employees to assure their continued commitment to their own health and safety and that of their co-workers; and

•	Involve employees at all levels in the health and safety program; assure their accountability for injury and illness prevention.

CHILD LABOUR

Leadis shall not employ children in violation of convention 138 and 182 of the International Labour Organization. In case of child labour, Leadis shall take immediate remedial action in consultation with Philips, considering the interests of the children employed. This action will include:

•	Minimally acceptable employment conditions for the children employed (such as education, working hours, wages, medical facilities etc.)

•	The obligation of the supplier not to employ any more children

•	A time period within which the supplier will comply with the mentioned ILO norms.

DH / GB

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FORCED LABOUR

Employment should be freely chosen. Under no circumstances will Leadis make use of forced or bonded labor – such as forced labor performed by persons placed in an institution, or compulsory labor including labor as a means of political coercion or education – to design, manufacture or assemble products and services for Philips.

RIGHT TO ORGANIZE

Leadis shall recognize and respect the freedom of its employees to choose whether or not to establish or to associate with any organization of their own choosing (including labor unions) without Suppliers’ prior authorization. The employment of a worker shall not be contingent upon the condition that he/she not join a union or be forced to relinquish trade union membership. Furthermore, union membership shall not be the cause for the dismissal of – or otherwise prejudice against – a worker. Leadis will not interfere with or finance labor organizations or take other actions with the intent of placing such organization under the control of Leadis.

COLLECTIVE BARGAINING

Leadis shall respect – within the framework of law, regulations and prevailing labor relations and employment practices – the right of its employees to be represented by labor unions and other employee organizations. Leadis will engage in negotiations, either on its own behalf or through employers’ associations, with a view toward reaching agreement on employment conditions.

DISCRIMINATION

Leadis shall treat its employees equally in employment and occupation, and will ensure that each has equal opportunities. Leadis shall offer equal pay for equal work performed at equal levels. No form of harassment or discrimination in respect of employment and occupation will be tolerated, such as discrimination based on race, color, sex, age, language, religion, political or other opinion, national or social origin, property, birth or other status.

DH / GB

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.